Rule 497(e)

Registration Nos. 333-182308 and 811-22717

FIRST TRUST EXCHANGE-TRADED FUND VI
(the “Trust”)

FIRST TRUST NASDAQ FOOD & BEVERAGE ETF
FIRST TRUST NASDAQ RETAIL ETF
FIRST TRUST NASDAQ OIL & GAS ETF
FIRST TRUST NASDAQ BANK ETF
FIRST TRUST NASDAQ PHARMACEUTICALS ETF
FIRST TRUST NASDAQ TRANSPORTATION ETF
FIRST TRUST NASDAQ SEMICONDUCTOR ETF
(each a “Fund” and collectively, the “Funds”)

SUPPLEMENT TO THE FUNDS’ PROSPECTUS

DATED MARCH 20, 2020

Notwithstanding anything to the contrary in the Funds’ Prospectus, the Funds’ Index Provider has announced that, due to current market conditions, the March 2020 scheduled rebalance and reconstitution of each Fund’s Index has been canceled. This means that securities will not be bought, sold or reweighted pursuant to a Fund’s stated Index methodology until the Index’s next scheduled rebalance and reconstitution in June 2020. During this delay, it is possible that an Index and, in turn, a Fund will deviate from its stated Index methodology and therefore experience returns different than those that would have been achieved under a normal rebalance and reconstitution schedule.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS FOR FUTURE REFERENCE